UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 28, 2023

Greenwave Technology Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55431	46-2612944
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4016 Raintree Road, Ste 300	23321
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 966-1432

N/A

Former name or former address, if changed since last report

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	GWAV	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Isaac Dietrich as Chief Financial Officer

On April 28, 2023, Greenwave Technology Solutions, Inc. (“Greenwave” or the “Company”) hired Isaac Dietrich as Chief Financial Officer, effective immediately. Mr. Dietrich will be compensated $300,000 per annum for his service as Chief Financial Officer.

Isaac Dietrich founded Greenwave and previously held the following positions with the company: Chief Executive Officer (April 2013 – October 2017, December 2017 – September 2021); Chairman of the Board (April 2013 – October 2017, December 2018 – June 2021); Chief Financial Officer (April 2013 – May 2014, August 2017 – October 2017, March 2021 – November 2021); and a member of its Board of Directors (April 2013 – November 2021). Mr. Dietrich was a consultant to Greenwave from February 2022 to April 2023.

During this time, Mr. Dietrich was instrumental in closing public and private offerings of equity instruments for proceeds of tens of millions of dollars, developing a shareholder base of more than 27,000 investors, and closing an acquisition that resulted in the company generating $33.9 million in revenue in fiscal year 2022.

From September 2022 to present, Mr. Dietrich has served as the Director of Finance of Thumzup Media Corporation. Since February 2023, Mr. Dietrich has served on Alpha Energy, Inc.’s Board of Directors and as Chairman of its Audit Committee.

Resignation of Ashley Sickles as Chief Financial Officer

On April 28, 2023, Ashley Sickles resigned her position as the Company’s Chief Financial Officer. Mrs. Sickles’ resignation was not the result of a dispute or disagreement with the Company.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

(d) Exhibits.

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWAVE TECHNOLOGY SOLUTIONS, INC.

May 3, 2023	By:	/s/ Danny Meeks
	Name:	Danny Meeks
	Title:	Chief Executive Officer